                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 1999 (April 28, 1999)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                          1-10899                    13-2744380
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                     11042-0020
-------------------------------------                       -------------------
(Address of principal                                       (zip code)
executive offices)

                                  516/869-9000

                       -----------------------------------
                            Registrant's telelphone,
                               including area code

                                 Not Applicable

-------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

                                   Page 1 of 8


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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 2. Acquisition or Disposition of Assets

         On April 28, 1999, Kimco Realty Corporation ("Kimco") entered into a joint venture agreement with New York State Comptroller H. Carl McCall, as sole trustee of the New York State Common Retirement Fund ("NYSCRF"), whereby NYSCRF became a partner in Kimco Income Operating Partnership L.P. ("KIOP"), whose general partner is Kimco Income REIT. KIOP will invest primarily in high quality retail properties financed primarily through the use of individual non-recourse mortgages. Under the agreement, Kimco contributed to KIOP, through individual entities, 19 shopping center properties with an aggregate agreed equity value of approximately $105 million. Additionally, Kimco has agreed to contribute an additional $12 million to KIOP. NYSCRF has subscribed for up to $117 million of equity in KIOP, of which approximately $70 million has been used to fund the acquisition of four additional properties by KIOP, which were recently acquired by Kimco. As a result of these transactions, Kimco holds a non-controlling limited partnership interest in KIOP. For purposes of this Current Report on Form 8-K, Kimco is deemed to have disposed of the 19 shopping center properties and contributed such properties to KIOP and sold four properties to KIOP and, accordingly, such entities will no longer be consolidated in the results of operations of Kimco. Kimco will account for its investment in KIOP under the equity method of accounting. In connection with these transactions, KIOP entered into a master management agreement with Kimco, whereby, Kimco will perform services for fee relating to the management, operation, supervision and maintenance of the KIOP properties.

As a result of the assets contributed by Kimco and NYSCRF, KIOP owns, through individual entities, 23 shopping center properties comprising approximately 4 million square feet of gross leasable area located in 13 states. The aggregate equity value of the properties, net of non-recourse debt of approximately $253 million, is approximately $175 million. The properties are 98% leased and include national anchor tenants such as Home Depot, Target and Kmart.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (a) (b) Financial Statements and Pro Forma Financial Information

          The pro forma financial information filed herewith is as follows:

                                                                           Page
                                                                           ----

          Pro Forma Condensed Consolidated Balance
                Sheet as of December 31, 1998................................4
          Pro Forma Condensed Consolidated Statement of
                Income for the Year Ended December 31, 1998..................5
          Notes to Pro Forma Condensed Consolidated Financial Statements.....6

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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1998 gives effect to the contribution of 19 shopping center properties by Kimco to KIOP and the sale of four shopping center properties by Kimco to KIOP, as if the transactions had occurred as of December 31, 1998 (the "KIOP Transactions").

The accompanying Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1998 reflects the historical results of the Company adjusted to give effect to the contribution of 19 shopping center properties by Kimco to KIOP and the sale of four shopping center properties by Kimco to KIOP, as if the transactions had occurred as of January 1, 1998.

The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of the Company. These pro forma financial statements may not be indicative of the results that would have actually occurred if the KIOP Transactions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statement of Income should be read in conjunction with Kimco's audited financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ending December 31, 1998 (which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998).

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KIMCO REALTY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AT DECEMBER 31, 1998
(in thousands, except share information)

                                                                            Kimco        Pro Forma        Kimco
                                                                          Historical    Adjustments     Pro Forma
                                                                         -----------------------------------------
    ASSETS:
Real estate, net                                                         $ 2,767,952    $  (381,483)   $ 2,386,469
Investment in retail store leases                                             15,172           --           15,172
Investments and advances in real estate joint ventures                        64,263        115,566        179,829
Cash and cash equivalents                                                     43,920         21,274         65,194
Accounts and notes receivable                                                 31,821         (2,541)        29,280
Other assets                                                                 128,050         (9,443)       118,607
                                                                         -----------------------------------------
                                                                         $ 3,051,178    $  (256,627)   $ 2,794,551
                                                                         =========================================

    LIABILITIES & STOCKHOLDERS' EQUITY:

Notes payable                                                            $   855,250    $      --      $   855,250
Mortgages payable                                                            434,311       (253,113)       181,198
Other liabilities                                                            163,643         (3,514)       160,129
                                                                         -----------------------------------------
                                                                           1,453,204       (256,627)     1,196,577
                                                                         -----------------------------------------
Minority interests in partnerships                                            12,955           --           12,955
                                                                         -----------------------------------------
Commitments and contingencies

Stockholders' equity
  Preferred Stock, $1.00 par value, authorized 3,470,000 and 5,000,000 shares, respectively
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                      300           --              300
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                      200           --              200
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                      400           --              400
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value,
   authorized 700,000 shares
      Issued and outstanding 429,159 shares
      Aggregate liquidation preference $107,289,750                              429           --              429
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 60,133,704 and 40,394,805
        shares, respectively                                                     601           --              601
  Paid-in capital                                                          1,707,272           --        1,707,272
  Cumulative distributions in excess of net income                          (124,183)          --         (124,183)
                                                                         -----------------------------------------
                                                                           1,585,019           --        1,585,019
                                                                         -----------------------------------------
                                                                         $ 3,051,178    $  (256,627)   $ 2,794,551
                                                                         =========================================

KIMCO REALTY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1998
(in thousands, except per share information)

                                                        Kimco       Pro Forma    Kimco
                                                      Historical   Adjustments  Pro Forma
                                                      -----------------------------------

Revenues from rental property                         $ 338,798    $ (18,772)   $ 320,026
                                                      -----------------------------------

Rental property expenses:
   Rent                                                  12,568         (551)      12,017
   Real estate taxes                                     45,473       (2,123)      43,350
   Interest                                              64,912       (2,682)      62,230
   Operating and maintenance                             33,246       (1,308)      31,938
   Depreciation and amortization                         51,348       (3,927)      47,421
                                                      -----------------------------------
                                                        207,547      (10,591)     196,956
                                                      -----------------------------------

     Income from rental property                        131,251       (8,181)     123,070
Income from investment in retail store leases             3,703         --          3,703
                                                      -----------------------------------
                                                        134,954       (8,181)     126,773


Management fee income                                     3,646        1,200        4,846
General and administrative expenses                     (18,583)         300      (18,283)
Equity in income of real estate joint ventures, net       3,106        7,700       10,806
Minority interest in income of partnerships, net         (1,275)        --         (1,275)
Other income, net                                         4,417         (100)       4,317
                                                      -----------------------------------
     Income before gain on sale of shopping
          center property and extraordinary items       126,265          919      127,184
Gain on sale of shopping center                             901         --            901
                                                      -----------------------------------
     Income before extraordinary items                  127,166          919      128,085
Extraordinary items                                      (4,900)        --         (4,900)
                                                      -----------------------------------

Net income                                            $ 122,266    $     919    $ 123,185
                                                      ===================================

Net income applicable to common shares                $  97,612    $     919    $  98,531
                                                      ===================================

    Per common share:
         Income before extraordinary items
           Basic                                          $2.05                     $2.07
                                                          =====                     =====
           Diluted                                        $2.02                     $2.04
                                                          =====                     =====

        Net income
           Basic                                          $1.95                     $1.97
                                                          =====                     =====
           Diluted                                        $1.93                     $1.95
                                                          =====                     =====

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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.    Basis of Presentation

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1998 gives effect to the contribution of 19 shopping center properties by Kimco to KIOP and the sale of four shopping center properties by Kimco, to KIOP as if the transactions had occurred, as of December 31, 1998 (the "KIOP Transactions").

The accompanying Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1998 reflects the historical results of the Company adjusted to give effect to the contribution of 19 shopping center properties by Kimco to KIOP and the sale of four shopping center properties by Kimco to KIOP as if the transactions had occurred as of January 1, 1998.

The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of the Company. These pro forma financial statements may not be indicative of the results that would have actually occurred if the KIOP Transactions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future.

2.    Pro Forma Adjustments

(i) Balance Sheet:

A. The adjustments to real estate, net, accounts and notes receivable, other assets, mortgages payable and other liabilities reflect as of December 31, 1998 the contribution of 19 shopping center properties by Kimco to KIOP and the sale of two properties by Kimco to KIOP. (The remaining two properties sold by Kimco to KIOP were not acquired by Kimco until 1999 and were, therefore, not included in the Consolidated Balance Sheet of Kimco at December 31, 1998. These two properties were sold to KIOP for amounts equal to Kimco's acquisition cost and, accordingly, have no effect on the pro forma adjustments.)

B. The adjustment to investments and advances in real estate joint ventures reflects Kimco's initial contribution to KIOP of 19 shopping center properties and advances related to the other assets and liabilities of such properties.

C. The adjustments to cash and cash equivalents reflects (i) the cash received by Kimco from the sale of two properties to KIOP and (ii) the cash contributed to KIOP in connection with the contribution of the 19 shopping center properties.

(ii) Income Statement:

A. The adjustments to revenues from rental property and rental property expenses, reflect the elimination of the operating results of the 19 shopping center properties contributed by Kimco to KIOP and the two properties sold by Kimco to KIOP. (The remaining two properties sold by Kimco to KIOP were not acquired by Kimco until 1999 and were, therefore, not included in the Consolidated Income Statement of Kimco at December 31, 1998 and, accordingly, have no effect on the pro forma adjustments.) The operating results eliminated from the Kimco historical amounts reflect the operations for the period which Kimco owned the properties. Of the 21 properties contributed and sold by Kimco to KIOP, 16 properties were acquired at various dates during 1998 and, accordingly, do not reflect a full year of operating results.

B. The adjustment to management fee income reflects the fees payable to Kimco by KIOP in connection with the management, operation, supervision and maintenance of the properties owned by KIOP, as if Kimco began managing the properties as of January 1, 1998.

C. The adjustment to equity in income of real estate joint ventures, net reflects the equity in income from Kimco's investment in KIOP represented by the results of operations of the 23 properties owned by KIOP for the year ended December 31, 1998 as if KIOP had owned the properties as of January 1, 1998. Mortgage financing was obtained on 19 of the properties during November 1998. The results of operations of those properties reflect mortgage interest as if the mortgage financing had been obtained as of January 1, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Kimco Realty Corporation
                                                 ------------------------
                                                         Registrant

Date:    May 13, 1999

                                                 By:  /s/ Michael V. Pappagallo
                                                    ----------------------------
                                                 Michael V. Pappagallo
                                                 Chief Financial Officer


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